Restricted Net Assets	12 Months Ended
Dec. 31, 2021
Restricted Net Assets [Abstract]
RESTRICTED NET ASSETS

Note 18 — RESTRICTED NET ASSETS

The Group’s ability to pay dividends is primarily dependent on the Group receiving distributions of funds from its subsidiaries and VIEs. Relevant PRC statutory laws and regulations permit payments of dividends by the Group’s subsidiaries and VIEs incorporated in the PRC only out of their retained earnings, after required statutory reserves, if any, as determined in accordance with PRC accounting standards and regulations. The results of operations reflected in the financial statements prepared in accordance with U.S. GAAP differ from those reflected in the statutory financial statements of the Group’s subsidiaries and VIEs.

In accordance with the PRC laws and regulations, statutory reserve funds can only be used for specific purposes and are not distributable as cash dividends. As a result of these PRC laws and regulations that require annual appropriation of 10% of net after-tax profits determined in accordance with PRC accounting standards and regulations to be set aside prior to payment of dividends as a general reserve fund or statutory surplus fund until such reserve reaches 50% of the registered capital. Therefore, The Group’s PRC subsidiaries and VIEs are restricted in their ability to transfer a portion of their net assets to the Group. For the years ended December 31, 2021 and 2020 the statutory reserve balance for the Group's entities established in the PRC was $6,942,111 and $2,190,847, respectively.